Exhibit 99.2

FINANCIAL SUPPLEMENT

December 31, 2011

Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Restructuring and Other Special Charges

For the three months and twelve months ended December 31, 2011, the Company incurred $3.2 million and $5.2 million, respectively, of restructuring charges, comprised mainly of severance costs and facility charges. These costs resulted primarily from the Company no longer engaging in certain activities within the Internet, Advertising and Fees segment and targeted headcount reductions.

Acquisition of the HotJobs Assets from Yahoo! Inc.

On August 24, 2010, pursuant to an Asset Purchase Agreement dated as of February 3, 2010 (the “Asset Purchase Agreement”) by and between Monster and Yahoo! Inc. (“Yahoo!”), Monster completed the acquisition of substantially all of the assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) from Yahoo! The purchase price for the HotJobs Assets was $225.0 million. We acquired the HotJobs Assets, among other objectives, to expand our business in the North American online recruitment market. The results of operations attributable to the HotJobs Assets have been included in our consolidated financial statements since August 24, 2010. Concurrent with the closing of the acquisition, Monster and Yahoo! entered into a three year commercial traffic agreement whereby Monster became Yahoo!’s exclusive provider of career and job content on the Yahoo! homepage in the United States and Canada.

The Company funded the purchase of the HotJobs Assets with available cash and proceeds from the Company’s revolving credit facility. In the three months ended December 31, 2011 and 2010, the Company incurred $0 and $6.1 million, respectively, of acquisition and integration-related costs. In the twelve months ended December 31, 2011 and 2010 the Company incurred $4.6 million and $24.3 million of acquisition and integration-related costs associated with the acquisition of the HotJobs Assets. These costs were expensed as incurred and are included in office and general expenses and salaries and related expenses in the consolidated statement of operations, and primarily relate to legal fees, professional fees and other integration costs associated with the acquisition. No acquisition and integration-related costs were incurred by the Company subsequent to March 31, 2011.

Deferred Revenue Related to Acquisitions

In accordance with existing purchase accounting rules, we are required to write-down to fair value a portion of the deferred revenue attributable to the HotJobs Assets. Consequently, in post-acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors.

For the three months ended December 31, 2011 and 2010, the fair value adjustment to deferred revenue was $0 and $3.3 million, respectively. In the year ended December 31, 2011 and 2010, the fair value adjustment of deferred revenue was $2.7 million and $5.1 million, respectively.

Release of ChinaHR Escrowed Funds

On October 8, 2008, the Company’s Careers — International segment completed the acquisition of the remaining 55.6% ownership interest in China HR.com Holdings Ltd. (together with its subsidiaries, “ChinaHR”) not already owned by the Company. Consideration for the acquisition was approximately $167.0 million in cash, net of cash acquired. A portion of the purchase price was placed into escrow to secure the sellers’ obligation to indemnify the

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Company for any breaches of the representations and warranties made by the sellers. In the third quarter of 2011, the Company received $17.4 million in cash, net of professional fees reimbursed to the Company, relating to the release of the ChinaHR escrowed funds, which is recorded in the consolidated statements of operations.

Severance Charges

For the three months ended December 31, 2011 and 2010, the Company incurred $0 and $0.5 million, respectively, of severance costs relating to targeted global headcount reductions. In the year ended December 31, 2011 and 2010, the Company incurred $0.4 million and $7.9 million, respectively, of severance costs relating to targeted global headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.

Facility Charges

In the first quarter of 2011, the Company incurred $3.0 million of charges related to changes in sublet assumptions on previously exited facilities.

Auction Rate Securities

In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. The Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. As part of the settlement agreement, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. The settlement agreement has lapsed with RBC as of December 31, 2011.

In the year ended December 31, 2011 and 2010, the Company received $1.1 million and $1.4 million, respectively, from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. The Company’s receipt of $1.1 million and $1.4 million, respectively, resulted in benefits recorded in interest and other, net, in the consolidated statement of operations for the years ended December 31, 2011 and 2010.

Additionally, in the year ended December 31, 2010, the Company received at par value issuer redemptions of auction rate securities, resulting in a $1.0 million benefit which was recorded in interest and other, net, in the consolidated statement of operations.

Reclassifications

Certain reclassifications of prior year amounts have been made for consistent presentation.

Non-GAAP financial measures

The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP revenue, operating expenses, operating income (loss), operating margin, net income (loss) and diluted earnings (loss) per share all exclude certain pro-forma adjustments including: reversal of legal settlements, net; the receipt of escrowed funds associated with the ChinaHR acquisition; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to the product and technology global

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reorganization and changes in sublet assumptions on previously exited facilities; acquisition and integration-related costs related to the acquisition of the HotJobs Assets; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR and the HotJobs Assets; realized and unrealized gains and losses on marketable securities; and restructuring charges primarily related to severance and facility charges associated with the decision to no longer engage in certain business within the Internet, Advertising and Fees segment. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, net gain or loss in equity interests, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as net income or loss before depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Bookings represent the dollar value of contractual orders received in the relevant period.

Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.

Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:

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Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

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Monster Worldwide, Inc.

Statements of Operations

(unaudited, in thousands, except per share amounts)

	Trended Data
Summary P&L Information	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011

Monster Careers	$772,596	$182,582	$183,808	$193,912	$222,689	$782,991	$228,292	$236,017	$237,251	$228,665	$930,225
Internet Advertising & Fees	132,546	32,723	31,109	34,930	32,380	131,142	33,090	33,679	21,797	21,314	109,880

Revenue	905,142	215,305	214,917	228,842	255,069	914,133	261,382	269,696	259,048	249,979	1,040,105

Salary and related	423,828	118,183	104,089	105,764	115,564	443,600	122,481	119,956	120,314	110,924	473,675
Office and general	162,755	45,544	41,214	46,790	42,153	175,701	48,169	42,918	38,639	39,946	169,672
Marketing and promotion	209,661	59,581	46,925	51,661	64,399	222,566	57,698	58,524	46,527	52,594	215,343
Reversal of legal settlements, net	(6,850)	—	—	—	—	—	—	—	—	—	—
Release of China HR escrowed funds	—	—	—	—	—	—	—	—	(17,400)	—	(17,400)
Restructuring and other special charges	16,105	—	—	—	—	—	—	—	2,004	3,169	5,173
Depreciation expense	59,117	14,521	13,782	13,975	14,204	56,482	14,373	15,052	14,998	14,367	58,790
Amortization of restricted stock and RSU Plan	39,306	10,124	10,744	13,398	12,380	46,646	13,028	12,161	8,899	7,996	42,084
Non-cash stock option expense	615	143	133	135	134	545	152	96	95	96	439
Amortization of intangibles	9,416	2,083	1,910	2,507	4,114	10,614	4,028	4,001	3,846	3,935	15,810

Operating expenses	913,953	250,179	218,797	234,230	252,948	956,154	259,929	252,708	217,922	233,027	963,586

Operating (loss) income	(8,811)	(34,874)	(3,880)	(5,388)	2,121	(42,021)	1,453	16,988	41,126	16,952	76,519
Interest and other, net	(5,828)	(653)	901	(1,286)	(835)	(1,873)	(441)	(511)	(1,478)	(679)	(3,109)

(Loss) income before income taxes and equity interests	(14,639)	(35,527)	(2,979)	(6,674)	1,286	(43,894)	1,012	16,477	39,648	16,273	73,410

(Benefit from) provison for income taxes	(37,883)	(12,179)	(829)	(1,823)	426	(14,405)	356	5,441	7,453	5,121	18,371
Loss in equity interests, net	(4,317)	(831)	(807)	(873)	(359)	(2,870)	(578)	(50)	(368)	(246)	(1,242)

Net income (loss)	$18,927	$(24,179)	$(2,957)	$(5,724)	$501	$(32,359)	$78	$10,986	$31,827	$10,906	$53,797

Basic income (loss) per share:	$0.16	$(0.20)	$(0.02)	$(0.05)	$—	$(0.27)	$—	$0.09	$0.26	$0.09	$0.44

Diluted income (loss) per share:	$0.16	$(0.20)	$(0.02)	$(0.05)	$—	$(0.27)	$—	$0.09	$0.26	$0.09	$0.43

Weighted avg. shares outstanding:
Basic shares	119,359	120,032	120,701	120,796	120,892	120,608	121,425	122,200	122,991	121,378	122,002
Diluted shares	121,170	120,032	120,701	120,796	124,525	120,608	124,636	124,386	123,972	122,685	123,923

Global employees (ones)	5,687	5,518	5,546	5,792	5,847	5,847	5,909	6,042	6,003	5,999	5,999
Annualized revenue per average employee	$152.4	$153.7	$155.4	$161.5	$175.3	$161.1	$177.9	$180.5	$172.1	$166.6	$173.7

Monster Worldwide, Inc.

Statements of Operations

(unaudited)

	Trended Data
Summary P&L Information	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011

Monster Careers	85.4%	84.8%	85.5%	84.7%	87.3%	85.7%	87.3%	87.5%	91.6%	91.5%	89.4%
Internet Advertising & Fees	14.6%	15.2%	14.5%	15.3%	12.7%	14.3%	12.7%	12.5%	8.4%	8.5%	10.6%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	46.8%	54.9%	48.4%	46.2%	45.3%	48.5%	46.9%	44.5%	46.4%	44.4%	45.5%
Office and general	18.0%	21.2%	19.2%	20.4%	16.5%	19.2%	18.4%	15.9%	14.9%	16.0%	16.3%
Marketing and promotion	23.2%	27.7%	21.8%	22.6%	25.2%	24.3%	22.1%	21.7%	18.0%	21.0%	20.7%
Reversal of legal settlements, net	-0.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Release of China HR escrowed funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-6.7%	0.0%	-1.7%
Restructuring and other special charges	1.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.8%	1.3%	0.5%
Depreciation expense	6.5%	6.7%	6.4%	6.1%	5.6%	6.2%	5.5%	5.6%	5.8%	5.7%	5.7%
Amortization of restricted stock and RSU Plan	4.3%	4.7%	5.0%	5.9%	4.9%	5.1%	5.0%	4.5%	3.4%	3.2%	4.0%
Non-cash stock option expense	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%
Amortization of intangibles	1.0%	1.0%	0.9%	1.1%	1.6%	1.2%	1.5%	1.5%	1.5%	1.6%	1.5%

Operating expenses	101.0%	116.2%	101.8%	102.4%	99.2%	104.6%	99.4%	93.7%	84.1%	93.2%	92.6%

Operating (loss) income	-1.0%	-16.2%	-1.8%	-2.4%	0.8%	-4.6%	0.6%	6.3%	15.9%	6.8%	7.4%
Interest and other, net	-0.6%	-0.3%	0.4%	-0.6%	-0.3%	-0.2%	-0.2%	-0.2%	-0.6%	-0.3%	-0.3%

(Loss) income before income taxes and equity interests	-1.6%	-16.5%	-1.4%	-2.9%	0.5%	-4.8%	0.4%	6.1%	15.3%	6.5%	7.1%

(Benefit from) provision for income taxes	-4.2%	-5.7%	-0.4%	-0.8%	0.2%	-1.6%	0.1%	2.0%	2.9%	2.0%	1.8%
Losses in equity interests, net	-0.5%	-0.4%	-0.4%	-0.4%	-0.1%	-0.3%	-0.2%	0.0%	-0.1%	-0.1%	-0.1%

Net income (loss)	2.1%	-11.2%	-1.4%	-2.5%	0.2%	-3.5%	0.0%	4.1%	12.3%	4.4%	5.2%

Monster Worldwide, Inc.

Segment Information and Margin Analysis—GAAP and Non-GAAP

(unaudited, in thousands)

	000	000	000	000	000	000	000	000	000	000	000
	Trended Data
	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011

Segment Revenue: GAAP
Careers—North America	$407,118	$96,957	$96,948	$107,229	$121,059	$422,193	$121,032	$122,565	$123,160	$118,599	$485,356
Careers—International	365,478	85,625	86,860	86,683	101,630	360,798	107,260	113,452	114,091	110,066	444,869

Careers Revenue—GAAP	772,596	182,582	183,808	193,912	222,689	782,991	228,292	236,017	237,251	228,665	930,225

Internet Advertising & Fees Revenue—GAAP	132,546	32,723	31,109	34,930	32,380	131,142	33,090	33,679	21,797	21,314	109,880

Total Monster Revenue—GAAP	$905,142	$215,305	$214,917	$228,842	$255,069	$914,133	$261,382	$269,696	$259,048	$249,979	$1,040,105

Segment Revenue (1): Non-GAAP
Careers—North America	$407,118	$96,957	$96,948	$109,017	$124,324	$427,246	$123,690	$122,565	$123,160	$118,599	$488,014
Careers—International	367,749	85,625	86,860	86,683	101,630	360,798	107,260	113,452	114,091	110,066	444,869

Careers Revenue Non-GAAP	774,867	182,582	183,808	195,700	225,954	788,044	230,950	236,017	237,251	228,665	932,883

Internet Advertising & Fees Non-GAAP	132,546	32,723	31,109	34,930	32,380	131,142	33,090	33,679	21,797	21,314	109,880

Internet Advertising & Fees Non-GAAP excluding “paid lead gen” (2010 and 2011)	132,546	19,783	19,325	21,044	20,267	80,419	22,043	22,487	21,797	21,314	87,641

Total Monster Revenue Non-GAAP	$907,413	$215,305	$214,917	$230,630	$258,334	$919,186	$264,040	$269,696	$259,048	$249,979	$1,042,763

Total Monster Revenue Non-GAAP excluding “paid lead gen” (2010 and 2011)	$907,413	$202,365	$203,133	$216,744	$246,221	$868,463	$252,993	$258,504	$259,048	$249,979	$1,020,524

Segment operating income (loss): GAAP
Careers—North America	$19,670	$(3,772)	$17,454	$18,773	$15,328	$47,783	$16,989	$16,002	$21,434	$20,206	$74,631
Careers—International	(6,283)	(13,412)	(4,536)	(5,882)	258	(23,572)	5,422	10,257	10,400	8,592	34,671

Careers operating income (loss) GAAP	13,387	(17,184)	12,918	12,891	15,586	24,211	22,411	26,259	31,834	28,798	109,302

Internet Advertising & Fees operating income GAAP	18,114	1,236	546	1,880	562	4,224	1,503	1,862	395	1,454	5,214

Corporate expenses GAAP	(40,312)	(18,926)	(17,344)	(20,159)	(14,027)	(70,456)	(22,461)	(11,133)	8,897	(13,300)	(37,997)

Total Monster operating (loss) income GAAP	$(8,811)	$(34,874)	$(3,880)	$(5,388)	$2,121	$(42,021)	$1,453	$16,988	$41,126	$16,952	$76,519

Segment operating income (loss)(1): Non-GAAP
Careers—North America	$29,250	$(491)	$17,500	$20,744	$18,701	$56,454	$19,874	$16,002	$21,434	$20,656	$77,966
Careers—International	10,475	(11,269)	(3,989)	(5,576)	288	(20,546)	5,704	10,257	10,723	8,887	35,571

Careers operating income (loss) Non-GAAP	39,725	(11,760)	13,511	15,168	18,989	35,908	25,578	26,259	32,157	29,543	113,537

Internet Advertising & Fees operating income Non-GAAP	20,598	2,145	561	1,937	559	5,202	1,524	1,862	2,076	3,878	9,340

Corporate expenses Non-GAAP	(48,524)	(14,528)	(12,223)	(11,554)	(7,612)	(45,917)	(14,984)	(11,133)	(8,503)	(13,300)	(47,920)

Total Monster operating income (loss) Non-GAAP	$11,799	$(24,143)	$1,849	$5,551	$11,936	$(4,807)	$12,118	$16,988	$25,730	$20,121	$74,957

Net Bookings	$806,907	219,054	208,202	235,025	330,157	$992,438	272,472	262,338	264,422	314,126	$1,113,358

Net Bookings—excluding portion of IAF business no longer engaged (2010 and 2011)	$806,907	206,114	196,418	221,139	315,777	$939,448	261,425	251,146	264,422	314,126	$1,091,119

(1)—See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations—Reconciliation of Non-GAAP Measures

(unaudited, in thousands)

	000	000	000	000	000	000	000	000	000	000	000
	Trended Data
Summary P&L Information	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011

Non-GAAP revenue (1)	$907,413	$215,305	$214,917	$230,630	$258,334	$919,186	$264,040	$269,696	$259,048	$249,979	$1,042,763

Deferred revenue related to acquisitions	2,271	—	—	1,788	3,265	5,053	2,658	—	—	—	2,658

Revenue—GAAP	$905,142	$215,305	$214,917	$228,842	$255,069	$914,133	$261,382	$269,696	$259,048	$249,979	$1,040,105

OIBDA—GAAP (1)	$104,364	$(8,003)	$22,689	$24,627	$32,953	$72,266	$33,034	$48,298	$68,964	$43,476	$193,772

Depreciation expense	59,117	14,521	13,782	13,975	14,204	56,482	14,373	15,052	14,998	14,367	58,790
Amortization of restricted stock and RSU Plan	39,306	10,124	10,744	13,398	12,380	46,646	13,028	12,161	8,899	7,996	42,084
Non-cash stock option expense	615	143	133	135	134	545	152	96	95	96	439
Restructuring non-cash write-offs	4,721	—	—	—	—	—	—	—	—	130	130
Amortization of intangibles	9,416	2,083	1,910	2,507	4,114	10,614	4,028	4,001	3,846	3,935	15,810

Operating (loss) income—GAAP	$(8,811)	$(34,874)	$(3,880)	$(5,388)	$2,121	$(42,021)	$1,453	$16,988	$41,126	$16,952	$76,519

Reversal of legal settlements, net	(6,850)	—	—	—	—	—	—	—	—	—	—
Release of China HR escrowed funds	—	—	—	—	—	—	—	—	(17,400)	—	(17,400)
Stock option investigation	(3,246)	—	—	—	—	—	—	—	—	—	—
Non-GAAP severance	8,773	6,360	494	546	456	7,856	362	—	—	—	362
Non-GAAP facilities	3,557	—	—	—	—	—	2,998	—	—	—	2,998
Non-GAAP Integration fees	—	4,371	5,235	8,605	4,668	22,879	3,831	—	—	—	3,831
Non-GAAP Integration fees—salary	—	—	—	—	1,426	1,426	816	—	—	—	816
Deferred revenue related to acquisitions	2,271	—	—	1,788	3,265	5,053	2,658	—	—	—	2,658
Restructuring program non-cash write-offs	4,721	—	—	—	—	—	—	—	—	130	130
Restructuring expenses, less non-cash items	11,384	—	—	—	—	—	—	—	2,004	3,039	5,043

Total Non-GAAP Adjustments	20,610	10,731	5,729	10,939	9,815	37,214	10,665	—	(15,396)	3,169	(1,562)

Operating income (loss) Non-GAAP(1)	$11,799	$(24,143)	$1,849	$5,551	$11,936	$(4,807)	$12,118	$16,988	$25,730	$20,121	$74,957

(1)—See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands, except per share amounts)

	000	000	000	000	000	000	000	000	000	000	000
	Trended Data
	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011
Cash flows provided by operating activities:
Net income (loss)	$18,927	$(24,179)	$(2,957)	$(5,724)	$501	$(32,359)	$78	$10,986	$31,827	$10,906	$53,797

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	68,533	16,604	15,692	16,482	18,318	67,096	18,401	19,053	18,844	18,302	74,600
Reversal of legal settlements, net	(6,850)	—	—	—	—	—	—	—	—	—	—
Provision for doubtful accounts	10,154	1,149	398	489	911	2,947	370	1,067	1,015	877	3,329
Non-cash compensation	39,921	10,267	10,877	13,533	12,514	47,191	13,180	12,257	8,994	8,092	42,523
Deferred income taxes	1,189	(14,713)	(2,872)	(8,509)	(1,796)	(27,890)	(3,984)	(6,563)	3,985	903	(5,659)
Non-cash restructuring write-offs, accelerated amortization, and other	4,779	—	144	19	92	255	—	—	—	130	130
Loss in equity interests, net	4,317	831	807	873	359	2,870	578	50	368	246	1,242
Losses (gains) on auction rate securities	4,181	(200)	(1,904)	(311)	—	(2,415)	(1,120)	(612)	—	—	(1,732)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	80,462	17,631	16,930	(21,282)	(66,834)	(53,555)	12,416	16,630	18,650	(48,552)	(856)
Prepaid and other	(2,669)	1,589	(2,201)	720	(16,598)	(16,490)	(6,718)	2,015	2,342	(3,149)	(5,510)
Deferred revenue	(111,634)	4,668	(19,725)	12,471	65,074	62,488	14,926	(17,955)	(21,902)	29,987	5,056
Accounts payable, accrued expenses and other liabilities	(66,585)	22,569	(8,491)	9,849	19,007	42,934	1,293	(8,859)	(16,597)	6,920	(17,243)

Total adjustments	25,798	60,395	9,655	24,334	31,047	125,431	49,342	17,083	15,699	13,756	95,880

Net cash provided by operating activities	44,725	36,216	6,698	18,610	31,548	93,072	49,420	28,069	47,526	24,662	149,677

Cash flows provided by (used for) investing activities:
Capital expenditures	(48,677)	(8,536)	(11,939)	(16,181)	(20,470)	(57,126)	(16,457)	(16,331)	(12,645)	(16,385)	(61,818)
Purchase of marketable securities	(8,585)	—	—	—	—	—	—	—	—	—	—
Sale and maturities of marketable securities and other	70,977	3,414	11,120	8,461	4,094	27,089	1,120	612	—	—	1,732
Payments for acquisitions and intangible assets, net of cash acquired	(300)	—	—	(225,000)	(795)	(225,795)	—	—	—	—	—
Dividends received from unconsolidated investee	763	220	—	—	—	220	443	—	—	—	443
Cash funded to equity investee	(6,299)	(1,345)	(1,555)	(1,524)	(1,224)	(5,648)	(1,007)	(808)	(744)	—	(2,559)

Net cash provided by (used for) investing activities	7,879	(6,247)	(2,374)	(234,244)	(18,395)	(261,260)	(15,901)	(16,527)	(13,389)	(16,385)	(62,202)

Cash flows (used for) provided by financing activities:
Proceeds from borrowings on revolving credit facilities	199,203	—	—	90,000	—	90,000	—	2,126	105,599	997	108,722
Payments on borrowings on term loan and revolving credit facilities	(256,196)	—	—	(5,000)	(10,500)	(15,500)	(4,500)	—	(5,000)	(35,001)	(44,501)
Tax withholdings related to net share settlements of restricted stock awards and units	(4,571)	(6,359)	(2,856)	(589)	(4,423)	(14,227)	(7,096)	(6,776)	(3,004)	(263)	(17,139)
Repurchase of common stock	—	—	—	—	—	—	—	—	—	(41,973)	(41,973)
Net borrowings on term loan	50,000	—	—	—	—	—	—	—	—	—	—
Proceeds from the exercise of employee stock options	67	27	39	—	234	300	23	—	—	—	23
Excess tax benefits from equity compensation plans	79	—	—	—	—	—	—	—	—	—	—

Net cash (used for) provided by financing activities	(11,418)	(6,332)	(2,817)	84,411	(14,689)	60,573	(11,573)	(4,650)	97,595	(76,240)	5,132

Effects of exchange rates on cash	12,001	(7,932)	(3,930)	9,207	(2,008)	(4,663)	5,887	1,140	(8,965)	(3,521)	(5,459)

Net increase (decrease) in cash and cash equivalents	53,187	15,705	(2,423)	(122,016)	(3,544)	(112,278)	27,833	8,032	122,767	(71,484)	87,148
Cash and cash equivalents, beginning of period	222,260	275,447	291,152	288,729	166,713	275,447	163,169	191,002	199,034	321,801	163,169

Cash and cash equivalents, end of period	$275,447	$291,152	$288,729	$166,713	$163,169	$163,169	$191,002	$199,034	$321,801	$250,317	$250,317

Non—GAAP Free cash flow (1):
Net cash provided by operating activities	$44,725	$36,216	$6,698	$18,610	$31,548	$93,072	$49,420	$28,069	$47,526	$24,662	$149,677
Less: Capital expenditures	(48,677)	(8,536)	(11,939)	(16,181)	(20,470)	(57,126)	(16,457)	(16,331)	(12,645)	(16,385)	(61,818)

Free cash flow	$(3,952)	$27,680	$(5,241)	$2,429	$11,078	$35,946	$32,963	$11,738	$34,881	$8,277	$87,859

(1) — See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	000	000	000	000	000	000	000	000	000
	Trended Data
	December 2009	March 2010	June 2010	September 2010	December 2010	March 2011	June 2011	September 2011	December 2011
ASSETS

Current assets:
Cash and cash equivalents	$275,447	$291,152	$288,729	$166,713	$163,169	$191,002	$199,034	$321,801	$250,317
Marketable securities, current	9,259	8,150	8,300	—	—	—	—	—	—
Accounts Receivable, net	287,698	263,589	242,199	282,274	346,751	340,307	323,726	298,778	343,546
Prepaid and other	73,089	70,229	68,487	66,301	75,451	84,600	84,744	83,506	82,069

Total current assets	645,493	633,120	607,715	515,288	585,371	615,909	607,504	704,085	675,932

Marketable securities, non-current	15,410	13,110	4,094	4,094	—	—	—	—	—
Property and equipment, net	143,727	136,487	136,821	143,973	150,147	154,900	158,178	155,642	156,282
Goodwill	925,758	917,187	892,008	1,123,834	1,122,951	1,151,182	1,157,724	1,137,074	1,132,161
Intangibles, net	43,863	41,173	39,029	70,067	66,184	62,474	58,788	54,759	51,961
Investment in unconsolidated affiliates	546	330	640	745	1,359	919	1,545	1,643	1,183
Other assets	52,393	50,884	52,411	52,108	51,990	51,061	47,816	42,107	40,479

Total assets	$1,827,190	$1,792,291	$1,732,718	$1,910,109	$1,978,002	$2,036,445	$2,031,555	$2,095,310	$2,057,998

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$196,248	$217,671	$203,227	$213,562	$225,876	$232,701	$220,694	$202,251	$213,817
Deferred revenue	305,898	304,993	279,809	312,952	376,448	399,105	382,835	354,029	380,310
Borrowings on credit facility short-term	—	—	—	90,000	79,500	75,000	77,129	182,771	148,836
Current portion of long-term debt	5,010	5,003	5,000	5,000	5,000	5,000	5,000	5,000	40,000

Total current liabilities	507,156	527,667	488,036	621,514	686,824	711,806	685,658	744,051	782,963

Long-term income taxes payable	87,343	89,101	90,813	95,464	95,390	96,922	96,443	98,164	94,750
Long-term debt, less current portion	45,000	45,000	45,000	40,000	40,000	40,000	40,000	35,000	—
Other liabilities	54,527	38,288	38,325	27,398	27,138	20,603	17,970	20,534	16,158

Total liabilities	694,026	700,056	662,174	784,376	849,352	869,331	840,071	897,749	893,871

Common stock and class B common stock	134	135	135	136	136	137	138	138	138
Additional paid-in capital	1,395,970	1,394,915	1,404,043	1,416,547	1,424,815	1,427,804	1,434,095	1,440,027	1,405,915
Accumulated other comprehensive income	64,167	48,470	20,608	69,016	63,165	98,561	105,653	73,971	63,743
Accumulated deficit	(327,107)	(351,285)	(354,242)	(359,966)	(359,466)	(359,388)	(348,402)	(316,575)	(305,669)

Total stockholders’ equity	1,133,164	1,092,235	1,070,544	1,125,733	1,128,650	1,167,114	1,191,484	1,197,561	1,164,127

Total liabilities and stockholders’ equity	$1,827,190	$1,792,291	$1,732,718	$1,910,109	$1,978,002	$2,036,445	$2,031,555	$2,095,310	$2,057,998

Selected Financial Ratios(1)
—Annualized return on equity	-0.7%	-8.7%	-1.1%	-2.1%	0.2%	0.0%	3.7%	10.7%	3.7%
—Book value per share	$9.47	$9.05	$8.87	$9.32	$9.32	$9.56	$9.70	$9.73	$9.90
—Cash and marketable securities per share	$2.51	$2.59	$2.49	$1.41	$1.35	$1.57	$1.62	$2.61	$2.13
—Net cash and securities	$250,106	$262,409	$251,123	$35,807	$38,669	$71,002	$76,905	$99,030	$61,481

(1) —See notes to financial supplement for definitions and calculations of selected financial ratios.